Label	Element	Value
First Investors Balanced Income Fund
Risk/Return:	rr_RiskReturnAbstract
Supplement to Prospectus [Text Block]	rr_SupplementToProspectusTextBlock
SUPPLEMENT DATED MAY 4, 2018

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2018

1.	In “The Funds Summary Section” for the Balanced Income Fund, under the heading “Principal Investment Strategies”, the second sentence in the first paragraph is deleted and replaced with the following:

While the percentage of assets allocated to each asset class is flexible rather than fixed, under normal market conditions, the Fund invests approximately 50-70% of its net assets in bonds, money market instruments and cash and investments that provide exposure to such assets, including exchange-traded funds (“ETFs”), and approximately 30-50% of its net assets in stocks and investments that provide exposure to such assets, including ETFs.

2.	In “The Funds Summary Section” for the Balanced Income Fund, under the heading “Principal Investment Strategies”, the second paragraph is deleted and replaced with the following:

In connection with the determination of the Fund’s allocation ranges, Foresters Investment Management Company, Inc. (“Adviser”) considers various factors, including existing and projected market conditions for equity and fixed income securities.  Once the asset allocation for bonds, stocks and money market instruments has been set, the Adviser uses fundamental research and analysis to determine which particular investments to purchase or sell.  The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Adviser. Reallocations are expected to occur infrequently and only when the Fund’s investments in bonds, stocks and money market instruments fall outside of the above ranges.

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Please retain this Supplement for future reference.

IEP5182

Risk/Return [Heading]	rr_RiskReturnHeading	First Investors Balanced Income Fund